Name of Subsidiary                                   State of Incorporation

AAA DCAP Agency, Inc.                                      New York
AADCAP Greenbrook Inc.(1)                                  New Jersey
AADCAP Hackensack Inc.(1)                                  New Jersey
A DCAP Brokerage, Inc.                                     New York
DCAP Agency, Inc.(1)                                       New York
DCAP Bayshore, Inc.                                        New York
DCAP Brentwood Inc. (2)                                    New York
East Meadow Agency, Inc.                                   New York
DCAP Flushing, Inc.                                        New York
DCAP Garden City Park Inc.                                 New York
DCAP Hicksville, Inc.                                      New York
DCAP Insurance Agencies, Inc.                              New York
DCAP Management Corp.                                      New York
DCAP Manhattan Inc.                                        New York
DCAP Medford Inc.                                          New York
DCAP Queens Agency, Inc.                                   New York
DCAP Seaford, Inc.                                         New York
DCAP White Plains Inc.                                     New York
Diversified Coverage Asset Planning Inc.                   New York
FASK Agency Inc.                                           New York
Fulton Street Agency, Inc.                                 New York

IAH, Inc.                                                  Delaware
Intandem Corporation                                       New York
Payments Inc.                                              New York
The Bronx Agency, Inc.                                     New York
The Manhattan Agency Inc.                                  New York
The White Plains Agency, Inc.                              New York
1-800-Income Tax, Inc.                                     New York

(1)      Company owns 50% of outstanding Common Stock.
(2)      Company owns 80% of outstanding Common Stock.